Exhibit 10.26

Execution Version

This AMENDMENT TO LOAN DOCUMENTS, dated as of February 25, 2026 (this “Amendment”), is made and entered into among MBC FUNDING II CORP. (“Borrower”) and VALLEY NATIONAL BANK (“Lender”).

RECITALS

WHEREAS, reference is made to that certain Line of Credit in the principal amount of $10,000,000 (the “Facility”) evidenced by (i) the Letter Agreement dated as of December 12, 2025 among Borrower, each Guarantor (as defined therein), and Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and (ii) the Line of Credit Note, dated as of December 12, 2026 by Borrower in favor of Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note” and, together with the Loan Agreement, any security agreements, pledge agreements, guaranty agreements, promissory notes, letters of credit or other documents entered into in connection therewith, collectively, the “Loan Documents”);

WHEREAS, the parties hereto wish to amend the Loan Documents to (i) modify the Interest Period to commence on the first of each month and (ii) make such other amendments as are set forth below, in each case on the terms and subject to the conditions set forth herein and in the Loan Documents;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the applicable Loan Document. This Amendment constitutes a “Loan Document”.

Section 2. Amendments.

(a) The Note is hereby amended (a) to delete the red text (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) to add the blue underlined text (indicated textually in the same manner as the following example: underlined text), in each case, as set forth below.

(i)	The definition of “Interest Period” in Section 3.1 of the Note is hereby amended as follows:

“Interest Period” shall mean as to any advance hereunder, the period of one (1) month (subject to availability thereof), with the initial Interest Period commencing on the date of the first disbursement of an advance hereunder, and each subsequent Interest Period commencing on the first day of the next succeeding calendar month ~~last day of the immediately preceding Interest Period~~; provided that (i) if an Interest Period would end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the Interest Period shall end on the next preceding Business Day~~,~~ and (ii) the final Interest Period shall commence on the last day of the immediately preceding Interest Period, and end on the Maturity Date~~, and (iii) any Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period~~.

(b) All other references in the Loan Documents to the Interest Period shall be deemed amended accordingly to reflect the amendments set forth herein.

Section 3. Acknowledgements.

(a) Except as specifically amended herein, the Loan Agreement and the Note shall remain in full force and effect in accordance with its respective terms. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Documents.

(b) Each undersigned guarantor and subordinating creditor (each, an “other Obligor”), if any, hereby confirms and agrees that the respective guarantee(s) and subordination agreement(s) delivered by it to Lender in connection with Facility are hereby ratified and confirmed and remain in full force and effect.

(c) All Collateral as set forth in the Loan Agreement and any and all security and pledge agreements delivered in connection therewith, is and shall continue to be collateral security for the obligations under the Loan Documents, as amended hereby.

(d) No break funding indemnification amounts shall be owed pursuant to Section 4.6 of the Note in connection with the amendments made hereunder.

Section 4. Representations. In order to induce Lender to enter into this Amendment, Borrower hereby represents, warrants and agrees that: (i) the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except for those representations and warranties given as of a specific date, (ii) no default or Event of Default, as defined in any Loan Document, has occurred and is continuing; (iii) it has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; and (iv) it has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Amendment.

Section 5. Conditions Precedent. This Amendment shall be effective as of the date hereof, upon receipt by Lender of:

(a) a duly executed copy hereof by Borrower and, if applicable, each other Obligor; and

(b) all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower or any other Obligor.

Section 6. Miscellaneous.

(a) Governing Law; Jurisdiction; Venue. This Amendment shall be governed by and construed in accordance with the substantive laws set forth in the Loan Documents. Any and all provisions in the Loan Documents pertaining to jurisdiction and venue are hereby incorporated herein by reference, mutatis mutandis, with references therein to the applicable Loan Document being deemed references to this Amendment.

(b) Counterparts; Electronic Signatures. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c) Severability. The illegality, invalidity or unenforceability of any provision of this Amendment under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

(d) Effect on Other Loan Documents. The Loan Documents and all agreements, instruments and documents executed and delivered in connection therewith, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as specifically amended by this Amendment, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents.

[Signature Page Follows]

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Please indicate your agreement and acceptance to the terms set forth above by signing and returning a copy of this Amendment to the undersigned.

Very truly yours,

VALLEY NATIONAL BANK

By:	/s/ Robert Finn
Name:	Rober Finn
Title:	Vice President

AGREED TO as of the date hereof:

bORROWER:

MBC FUNDING II CORP.

By:	/a/ Assaf Ran
Name:	Assaf Ran
Title:	CEO

GUARANTOR(S):

MANHATTAN BRIDGE CAPITAL, INC.

By:	/s/ Assaf Ran
Name:	Assaf Ran
Title:	CEO

/a/ Assaf Ran
Assaf Ran, acting individually

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